                                                                    EXHIBIT 99.1


                                                      UNITED STATES COURTS
                                                   SOUTHERN DISTRICT OF TEXAS
                                                             FILED
                                                          NOV 20 2001
                                                   MICHAEL N. MILBY, CLERK


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION



   CASE NAME: POWERBRIEF, INC.                        PETITION DATE: 10/1/2001
              DBA INTEGRATED ORTHOPAEDICS INC.
              DBA DRCA MEDICAL CORPORATION          CASE NUMBER: 01-40795-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR OCTOBER 2001

        MONTH                                         OCT 2001
        -----                                         --------
   REVENUES (MOR-6)                                        168
   INCOME BEFORE INT,DEPREC/TAX (MOR-6)               (177,176)
   NET INCOME (LOSS) (MOR-6)                          (220,494)
   PAYMENTS TO INSIDERS (MOR-9)                         37,379
   PAYMENTS TO PROFESSIONALS (MOR-9)                        --
   TOTAL DISBURSEMENTS (MOR-8)                        (148,999)

*** The ORIGINAL of this doucment MUST BE FILED with the United States Bankruptcy Court and a copy MUST BE SENT TO the United States Trustee ***


                                                                                                                      CIRCLE ONE
                                                 Are all accounts receivable being collected within terms?           YES       NO
                                                                                                                    -----
   REQUIRED INSURANCE MAINTAINED                 Are all post-petition liabilities, including taxes, being paid
     AS OF SIGNATURE DATE                          within terms?                                                     YES       NO
                                                                                                                    -----
                                                 Have any pre-petition liabilities been paid?  If so, describe       YES       NO
                                        EXP.                                                                                  ----
                                        DATE
                                        ----
   CASUALTY     YES ( X )  NO (   )  2/23/2002   Are all funds received being deposited into DIP bank accounts?      YES?      NO
                                                                                                                    -----
   LIABILITY    YES ( X )  NO (   )  2/23/2002   Were any assets disposed of outside the normal course of buisness?  YES       NO
   VEHICLE      YES ( X )  NO (   )  2/27/2002   If so, describe                                                              ----
   WORKER'S     YES ( X )  NO (   )  1/27/2002
   OTHER (D&O)  YES ( X )  NO (   )  2/27/2002   Are all U.S. Trustee Quarterly Fee Payments current?                YES       NO
                                                                                                                    -----


   ATTORNEY NAME:  ROBERT C. STOKES                      I certify under penalty of perjury that the following complete
   FIRM: ATTORNEY AT LAW                                 Monthly Operating Report (MOR), consisting of MOR-1 through
   ADDRESS: 5851 SAN FELIPE, SUITE 950                   MOR-9 plus attachments, is true and correct.
   ADDRESS:
   CITY,STATE ZIP: HOUSTON, TX 77057
   TELEPHONE: 713-266-4190                                            SIGNED  /s/ ERNEST D. RAPP
                                                                              -------------------------

                                                                       TITLE  Executive Vice-President
                                                                             --------------------------



                                  Exhibit 99.1

   CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
              DBA INTEGRATED ORTHOPAEDICS INC.
              DBA DRCA MEDICAL CORPORATION

                           COMPARATIVE BALANCE SHEETS

                                       FILING DATE*
    ASSETS                               10/01/20    OCT 2001     MONTH      MONTH      MONTH       MONTH     MONTH
    ------                             ------------  --------     -----      -----      -----       -----     -----
    CURRENT ASSETS
    Cash                                   677,336     537,633
    Accounts Receivable, Net                16,891      11,386
    Inventory: Lower of Cost or Market
    Prepaid Expenses                       126,066     121,333
    Investments
    Other                                   15,218      14,896
                                         ---------   ---------   ---------  ---------  ---------  ---------  ---------
    TOTAL CURRENT ASSETS                   835,511     685,248          --         --         --         --        --
                                         =========   =========   =========  =========  =========  =========  =========
    PROPERTY,PLANT & EQUIP, @COST        1,456,058   1,463,360
    Less Accumulated Depreciation         (612,714)   (654,963)
    NET BOOK VALUE OF PP & E               843,344     808,397          --         --         --         --        --
    OTHER ASSETS:
      1. Tax Deposits
      2. Investments in Subs
      3. Deposits                           24,024      24,024
      4.  (attach list) LT Receivables       5,533       5,533
                                         ---------   ---------   ---------  ---------  ---------  ---------  ---------
       TOTAL ASSETS                      1,708,412   1,523,202          --         --         --         --        --
                                         =========   =========   =========  =========  =========  =========  =========

                    * Per Schedules and Statement of Affairs

                  See attached for reconciliation to "as filed"

             MOR-2

                                POWERBRIEF INC.
                          GNERAL LEDGER TRIAL BALANCE
                               AS OF OCT 31, 2001


                                                          AS FILED          REVISED          DIFFERENCE
                                                          --------          -------          ----------
              CURRENT ASSETS
              Cash                                       677,335.92         677,335.92                 --
              Accounts Receivable, Net                    28,700.81          16,890.59          11,810.22      1
              Inventory: Lower of Cost or Market                                                       --
              Prepaid Expenses                                   --         126,065.60        (126,065.60)     2
              Investments                                                                              --
              Other                                       29,019.94          15,218.18          13,801.76      3
                                                     --------------     --------------        -----------
              TOTAL CURRENT ASSETS                       735,056.67         835,510.29        (100,453.62)
                                                     --------------     --------------        -----------
                                                                                                       --
              Property, Plant & Equipment @ Cost         123,258.63       1,456,057.61      (1,332,798.98)     4
              Less Accumulated Depreciation                      --        (612,713.65)        612,713.65
                                                     --------------     --------------        -----------
              Net Book Value of PP & E                   123,258.63         843,343.96        (720,085.33)
              Other Assets:
              1. Tax Deposits
              2. Investments in Subs
              3. Other Long Term Receivables               5,533.00           5,533.00                 --
              4. Deposits                                 24,023.56          24,023.56                 --
                                                     --------------     --------------        -----------
              TOTAL ASSETS                               887,871.86       1,708,410.81        (820,538.95)
                                                     ==============     ==============        ===========

              LIABILITIES & OWNERS EQUITY
              LIABILITIES
              Post Petition Liabilities
              PRE-PETITION LIABILITIES
              Notes Payable - Secured                     42,620.89          23,187.14          19,433.75      5
              Priority Debt                               26,246.14          52,508.56         (26,262.42)     6
              Federal Income Tax                                 --                                    --
              FICA/Withholding                                   --                                    --
              Unsecured Debt                             116,369.87         113,669.73           2,700.14      7
              Other                                      959,925.05         900,578.06          59,346.99      8
                                                     --------------     --------------        -----------
              TOTAL PRE-PETITION LIABILITIES           1,145,161.95       1,089,943.49          55,218.46
                                                     --------------     --------------        -----------
              TOTAL LIABILITIES                        1,145,161.95       1,089,943.49          55,218.46
                                                     --------------     --------------        -----------

              Owners Equity (Deficit)
              Preferred Stock                          3,016,383.04       3,016,383.04                 --
              Common Stock                              (692,526.34)       (692,526.34)                --
              Additional Paid-in Capital              13,388,904.91      13,388,904.91                 --
              Retained Earnings: Filing Date         (15,094,294.33)    (15,094,294.33)                --
              Retained Earnings: Post Filing Date                --                                    --
                                                     --------------     --------------        -----------
              Total Owners Equity (Net Worth)            618,467.28         618,467.28                 --
                                                     --------------     --------------        -----------
              Total Liabilities & Owners Equity        1,763,629.23       1,708,410.77          55,218.46
                                                     ==============     ==============        ===========


                                                                         Page: 1

                                 POWERBRIEF INC.
                           GNERAL LEDGER TRIAL BALANCE
                               AS OF OCT 31, 2001


1. The difference in the accounts receivable balance is due to $3,267 of additional accounts receivable being recorded upon completing the final close of the September 2001 books and recording and allowance for bad debt of $15,077 against the accounts receivable balance.

2. Prepaid insurance was not initially recorded on the Summary Schedules as it relates to tail coverage for D&O, Excess D&O and EPL coverage which is not refundable.

3. The difference in other assets of $13,802 is due to an allowance being recorded against the receivable from Doug Badertscher which was not reflected on the Summary Schedules.

4. The difference in the net book value of PP&E is due to the Summary Schedules reflecting fair market value, whereas the amount reflected in the Monthly Operating Report reflects cost.

5. The secured notes payable difference of $19,434 is due to the Summary Schedules reflecting the gross amount due to the lessor to get out of the lease whereas the amount reported on the Monthly Operating Report reflects the principal payments due to the lessor under the capital lease.

6. The priority debt difference of $26,262 is due to the amount reported on the Monthly Operating Report including $9,141 property tax accrual for 2001 property taxes, $17,515 franchise tax accrual for 2001 which were not included on the Summary Schedules. In addition, the Summary Schedule reflects $393.04 of additional employee AFLAC deposits representing the gross amount due to employees whereas the Monthly Operating Report reflects the net amount of employee AFLAC deposits.

7. The unsecured debt difference of $2,700 is due to the amount reported on the Summary of Schedules reflecting the gross amount due to get out of the lease, whereas the amount reflected on the Monthly Operating report reflects the principal payments due to the lessor under the capital lease.

8. The Other Liabilities difference of $59,347 represents the difference in management's estimate between the liabilities at October 1, 2001 and the actual liabilities determined upon closing the books.


                                                                         Page: 1

   CASE NAME: POWERBRIEF, INC.                      CASE NUMBER: 01-40795-H4-11
              DBA INTEGRATED ORTHOPAEDICS INC.
              DBA DRCA MEDICAL CORPORATION

                           COMPARATIVE BALANCE SHEETS

                                             FILING DATE*
    LIABILITIES & OWNER'S EQUITY              10/01/2001      OCT 2001      MONTH       MONTH      MONTH       MONTH     MONTH
    ----------------------------             ------------     --------      -----       -----      -----       -----     -----
    LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                 --         46,245
                                             ===========   ============   =========  ==========  =========  ========== =========
    PRE-PETITION LIABILITIES
      Notes Payable-Secured                       23,187         21,396
      Priority Debt                               52,509         55,054
      Federal Income Tax
      FICA/Withholding
      Unsecured Debt                             113,670        107,530
      Other                                      900,578        895,014
    TOTAL PRE-PETITION LIABILITIES             1,089,944      1,078,994          --          --         --          --        --
                                             -----------   ------------   ---------  ----------  ---------  ---------- ---------
    TOTAL LIABILITIES                          1,089,944      1,125,239          --          --         --          --        --
                                             ===========   ============   =========  ==========  =========  ========== =========
    OWNER'S EQUITY (DEFICIT):
      PREFERRED STOCK                          3,016,383      3,047,856
      COMMON STOCK                              (692,526)      (692,526)
    ADDITIONAL PAID-IN CAPITAL                13,388,905     13,388,905
    RETAINED EARNINGS: Filing Date           (15,094,294)   (15,094,294)
    RETAINED EARNINGS: Post Filing Date               --       (251,978)
    TOTAL OWNERS EQUITY (NET WORTH)              618,468        397,963          --          --         --          --        --
                                             -----------   ------------   ---------  ----------  ---------  ---------- ---------
    TOTAL LIABILITIES & OWNER'S EQUITY         1,708,412      1,523,202          --          --         --          --        --
                                             ===========   ============   =========  ==========  =========  ========== =========

                    * Per Schedules and Statement of Affairs

             MOR-3

CASE NAME: POWERBRIEF, INC.                         CASE NUMBER: 01-40795-H4-11
           dba INTEGRATED ORTHOPAEDICS INC.
           dba DRCA MEDICAL CORPORATION

                      SCHEDULE OF POST-PETITION LIABILITIES

                                                  OCT 2001        MONTH          MONTH         MONTH        MONTH        MONTH
                                                  --------        -----          -----         -----        -----        -----
    TRADE ACCOUNTS PAYABLE                          19,815
    TAX PAYABLE:
      Federal Payroll Taxes
      State Payroll & Sales
      Ad Valorem Taxes
      Other Taxes
    TOTAL TAXES PAYABLE
    SECURED DEBT POST-PETITION
    ACCRUED INTEREST PAYABLE
    *ACCRUED PROFESSIONAL FEES:
    OTHER ACCRUED LIABILITIES
     1. Employee Payroll Deductions                    605
     2. Dividends Payable                               11
     3. Wages Payable                               25,814
                                                  --------        -----          -----         -----        -----        -----
    TOTAL POST-PETITION LIABILITIES (MOR-3)         46,245           --             --            --           --           --
                                                  ========        =====          =====         =====        =====        =====

* Payment Requires Court Approval.

         MOR-4

CASE NAME: POWERBRIEF, INC.                         CASE NUMBER: 01-40795-H4-11
           dba INTEGRATED ORTHOPAEDICS INC.
           dba DRCA MEDICAL CORPORATION

                       AGING OF POST-PETITION LIABILITIES
                              MONTH - OCTOBER 2001

                                                                                     AD-VALOREM,
          DAYS                TOTAL      TRADE ACCTS     FED TAXES    STATE TAXES    OTHER TAXES    OTHER
          ----               ------      -----------     ---------    -----------    -----------   --------
          0-30               46,245           19,815                                                 26,430
          31-60
          61-90
          91 +
                             ------      -----------     ---------    -----------     ----------   --------
          TOTAL              46,245           19,815            --             --             --     26,430
                             ======      ===========     =========    ===========     ==========   ========


                          AGING OF ACCOUNTS RECEIVABLE

          MONTH                       OCT 2001
          -----                       --------
        0-30 DAYS                           --
       31-60 DAYS                           --
       61-90 DAYS                       25,428
        91 + DAYS                        1,035
         TOTAL *                        26,463

             * Gross Accounts Receivable


         MOR-5

CASE NAME: POWERBRIEF, INC.                         CASE NUMBER: 01-40795-H4-11
           dba INTEGRATED ORTHOPAEDICS INC.
           dba DRCA MEDICAL CORPORATION


                           STATEMENT OF INCOME (LOSS)

                                                                                                              FILING TO
         MONTH                              OCT 2001                                                             DATE
         -----                              --------                                                          ---------
   REVENUES (MOR-1)                              168
   TOTAL COST OF REVENUES                        674
   GROSS PROFIT                                 (506)       --       --         --          --          --         --
   OPERATING EXPENSES
     Selling & Marketing
     General & Administrative                 50,413
     Insiders Compensation                    37,379
     Professional Fees
     Other (attach list)
     Employee Compensation                    88,878
   TOTAL OPERATING EXPENSES                  176,670        --       --         --          --          --         --
   INCOME BEFORE INT,DEPR/TAX (MOR-1)       (177,176)       --       --         --          --          --         --
   INTEREST EXPENSE                           (1,160)
   DEPRECIATION                              (42,249)
   OTHER (INCOME) EXPENSE*                        91
   OTHER ITEMS
   TOTAL INT,DEPR & OTHER ITEMS              (43,318)       --       --         --          --          --         --
   NET INCOME BEFORE TAXES                  (220,494)       --       --         --          --          --         --
   FEDERAL INCOME TAXES                           --
                                            --------    ------   ------     ------      ------      ------     ------
   NET INCOME (LOSS) (MOR-1)                (220,494)       --       --         --          --          --         --
                                            ========    ======   ======     ======      ======      ======     ======


Accrual Accounting Required. Otherwise Footnote With Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote

         MOR-6

   Preferred Dividend/Amortization               (31,484)

   Post Filing Retained Earnings                (251,978) - See Comparative Balance Sheets

CASE NAME: POWERBRIEF, INC.                         CASE NUMBER: 01-40795-H4-11
           dba INTEGRATED ORTHOPAEDICS INC.
           dba DRCA MEDICAL CORPORATION


                                                                                                                   FILING TO
   CASH RECEIPTS AND DISBURSEMENTS                       OCT 2001      MONTH   MONTH    MONTH   MONTH     MONTH      DATE
   -------------------------------                       --------      -----   -----    -----   -----     -----    ---------
   1. CASH - BEGINNING OF MONTH                           677,336
   RECEIPTS:
     2. CASH SALES
     3. COLLECTION OF ACCOUNTS RECEIVABLE                   5,505
     4. LOANS & ADVANCES (ATTACH LIST)
     5. SALE OF ASSETS
     6. OTHER (ATTACH LIST)                                 3,791
   TOTAL RECEIPTS                                           9,296         --      --       --      --        --           --
   (WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
   DISBURSEMENTS
                                                         ========      =====   =====    =====   =====     =====    =========
     7. NET PAYROLL                                        82,870
     8. PAYROLL TAXES PAID                                 39,092
     9. SALES, USE & OTHER TAXES PAID
    10. SECURED / RENTAL / LEASES
    11. UTILITIES
    12. INSURANCE                                          22,610
    13. INVENTORY PURCHASES
    14. VEHCILE EXPENSES
    15. TRAVEL & ENTERTAINMENT
    16. REPAIRS, MAINTENANCE & SUPPLIES
    17. ADMINISTRATIVE & SELLING                            4,427
    18. OTHER (ATTACH LIST)
   TOTAL DISBURSEMENTS FROM OPERATIONS                    148,999         --      --       --      --        --           --
                                                         ========      =====   =====    =====   =====     =====    =========
    19. PROFESSIONAL FEES
    20. U.S. TRUSTEE FEES
    21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)
   TOTAL DISBURSEMENTS                                    148,999         --      --       --      --        --           --
                                                         ========      =====   =====    =====   =====     =====    =========
    22. NET CASH FLOW                                    (139,703)        --      --       --      --        --           --
    23. CASH - END OF MONTH (MOR-2)                       537,633         --      --       --      --        --           --
                                                         ========      =====   =====    =====   =====     =====    =========


         MOR-7

CASE NAME: POWERBRIEF, INC.                         CASE NUMBER: 01-40795-H4-11
           dba INTEGRATED ORTHOPAEDICS INC.
           dba DRCA MEDICAL CORPORATION

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF OCTOBER 2001


   BANK NAME                                 STERLING BANK                  STERLING BANK    PETTY CASH
   ACCOUNT NUMBER                              #251002120                    #251002139
   ACCOUNT TYPE                                OPERATING       PAYROLL           TAX         OTHER FUNDS        TOTAL
   ------------                              -------------     --------     -------------    ------------       -----
   BANK BALANCE                                   543,333                              --              --      543,333
   DEPOSIT IN TRANSIT                                  11                                             120          131
   OUTSTANDING CHECKS                              (5,831)                                                      (5,831)
   ADJUSTED BANK BALANCE                          537,513            --                --             120      537,633
                                             ============      ========     =============    ============   ==========
   BEGINNING CASH - PER BOOKS                     677,124                              --             212      677,336
   RECEIPTS                                         9,296                                                        9,296
   TRANSFERS BETWEEN ACCOUNTS                                                                                       --
   (WITHDRAWAL)CONTRIBUTION -
   BY INDIVIDUAL DEBTOR MFR-2                                                                                       --
   CHECKS/OTHER DISBURSEMENTS                    (148,907)                                            (92)    (148,999)
                                             ------------      --------     -------------    ------------   ----------
   ENDING CASH - PER BOOKS                        537,513            --                --             120      537,633
                                             ============      ========     =============    ============   ==========

         MOR-8

CASE NAME: POWERBRIEF, INC.                         CASE NUMBER: 01-40795-H4-11
           dba INTEGRATED ORTHOPAEDICS INC.
           dba DRCA MEDICAL CORPORATION



                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


           INSIDERS: NAME/POSITION/COMP TYPE               OCT 2001      MONTH      MONTH     MONTH      MONTH     MONTH
           ---------------------------------               --------      -----      -----     -----      -----     -----
    1. Wade Bennett, Vice President, Salary                   7,994
    2. Jim Green, CEO, Salary                                12,307
    3. Jeff Hutton, Controller, Salary                        5,539
    4. Ernest Rapp, Executive VP, Salary                     11,539
    5.
    6.
   TOTAL INSIDERS (MOR-1)                                    37,379
                                                           ========      =====      =====     =====      =====     =====


             PROFESSIONALS NAME/ORDER DATE                  MONTH        MONTH      MONTH     MONTH      MONTH     MONTH
           ---------------------------------                -----        -----      -----     -----      -----     -----
    2.
    3.
    4.
    5.
    6.
   TOTAL PROFESSIONALS (MOR-1)                                 --



         MOR-9